Offerings - Offering: 1	Mar. 31, 2025 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	Debt Securities
Amount Registered | shares	4,818
Proposed Maximum Offering Price per Unit | shares	1,000
Maximum Aggregate Offering Price | $	$ 4,818,000
Fee Rate	0.01531%
Amount of Registration Fee | $	$ 737.64
Offering Note
[1]	Fee Per Rule 457(r)